UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/13/2011

First Data Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-11073

Delaware	47-0731996
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector, N.E.
Suite 2000
Atlanta, Georgia 30342
(Address of principal executive offices, including zip code)

(404) 890-2000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 13, 2011, First Data Corporation ("First Data") announced that it will consolidate the operations and management of its North American business and its business outside North America through the leadership of two executives. Edward A. Labry III, the current Executive Vice President and President, Retail and Alliance Services for First Data, will assume the role of President, First Data - North America. First Data has begun a search for an executive to lead its business outside of North America. In the interim, Executive Vice President John Elkins will lead First Data's business in the Asia Pacific, Europe and the Middle East, and Latin America regions.

First Data also announced that Kevin J. Schultz, Executive Vice President and President, Financial Services for First Data, is retiring effective January 31, 2011. Mr. Schultz will be eligible for benefits under First Data's Severance/Change in Control Policy (the "Policy"), as amended by Amendment No. 1 to the Policy, which were included as Exhibit 10.27 of First Data's Annual Report on Form 10-K filed on March 13, 2008 and Exhibit 10.27 of First Data's Annual Report on Form 10-K filed on March 25, 2009, and are incorporated herein by reference. First Data also expects to pay Mr. Schultz an additional $360,000 subject to Mr. Schultz not soliciting First Data's customers and employees following his retirement, and fulfilling his other obligations under the Policy. Additionally, First Data expects that its parent company, First Data Holdings Inc. ("Holdings"), will repurchase 30,000 shares of vested restricted stock units and 183,333 shares of common stock of Holdings held by Mr. Schultz at the fair market value of the stock pursuant to the Management Stockholder's Agreement between Holdings and Mr. Schultz, a form of which was included as Exhibit 10.10 to First Data's Annual Report on Form 10-K filed on March 11, 2010, and is incorporate herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)         The following is a list of the Exhibits filed with this report.

Exhibit

Number          Description of Exhibit

10.1         First Data Corporation Severance/Change in Control Policy, as adopted July 26, 2005 as amended and restated effective September 24, 2007 (incorporated by reference to Exhibit 10.27 of First Data's Annual Report on Form 10-K filed on March 13, 2008, Commission File No. 1-11073).

10.2        Amendment No. 1 to the First Data Corporation Severance/Change in Control Policy (incorporated by reference to Exhibit 10.27 of First Data's Annual Report on Form 10-K filed on March 25, 2009, Commission File No. 1-11073).

10.3        Form of Management Stockholder's Agreement for Executive Committee Members (incorporated by reference to Exhibit 10.10 of First Data's Annual Report on Form 10-K filed on March 11, 2010, Commission File No. 1-11073).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Data Corporation

Date: January 13, 2011	By:	/s/ Stanley J. Andersen
Stanley J. Andersen
Vice President and Assistant Secretary